                                                                   EXHIBIT 10.12

                       KBL HEALTHCARE ACQUISITION CORP. II

                                                                  , 2005
                                                  ----------------
KBL Healthcare Ventures
645 Madison Avenue, 14th Floor
New York, New York 10022

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of KBL Healthcare Acquisition Corp. II
("KBL") and continuing until (the "Termination Date") the earlier of the consummation by KBL of a "Business Combination" or KBL's liquidation (as described in KBL's IPO prospectus), KBL Healthcare Ventures shall make available to KBL certain office and secretarial services as may be required by KBL from time to time, situated at 645 Madison Avenue, 14th Floor, New York, New York
10022. In exchange therefore, KBL shall pay KBL Healthcare Ventures the sum of
$7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                   Very truly yours,

                                   KBL HEALTHCARE ACQUISITION CORP. II

                                   By:      ----------------------------------
                                            Name: Marlene Krauss, M.D.
                                            Title:   Chief Executive Officer

AGREED TO AND ACCEPTED BY:

KBL HEALTHCARE VENTURES

By:      ------------------
         Name:
         Title: